CONSOLIDATED BALANCE SHEETS - HKD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current assets
Cash and cash equivalents	$ 44,171	$ 96,303
Deposits, prepayment and other receivables (note 3)	0	4,269
Total current assets	44,171	100,572
Non-current assets
Property, plant and equipment, net (note 4)		7
Intangible assets		438
Total non-current assets		445
Total assets	44,171	101,017
Current liabilities
Other payables and accruals (note 5)	538	1,173
Tax payable		12,980
Total current liabilities	538	14,153
Total liabilities	538	14,153
Commitments and contingencies (note 8)
Shareholders' equity
Ordinary shares (U.S.$0.001 par value; 100,000,000 authorized, 12,938,128 and 12,938,128 shares issued and outstanding as of December 31, 2023 and 2024, respectively)	101	101
Additional paid-in capital	26,049	26,049
Accumulated other comprehensive loss	(30)	(30)
Retained earnings	17,513	60,744
Total shareholders' equity	43,633	86,864
Total liabilities and shareholders' equity	$ 44,171	$ 101,017